Supplement dated April 22, 2015 to
Summary Prospectus dated April 17, 2015

Upcoming Reorganization of the Fund

The Board of the Trust has voted to approve an Agreement and Plan of Reorganization whereby the Fund would reorganize out of the Trust and merge into the Meridian Equity Income Fund (the “Meridian Fund”), a series of Meridian Fund, Inc. (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Fund and the Meridian Fund have similar investment objectives and investment risks, but there are differences in the investment strategies utilized by both Funds.  After the Reorganization, the fees and expenses of the Meridian Fund are expected to be lower than those of the Fund. The Reorganization would result in the Fund having a different investment adviser, as well as being under the supervision of a different board of directors and utilizing different service providers. Arrowpoint Asset Management, LLC, an SEC-registered investment adviser, currently serves as investment adviser to the Meridian Fund, and is expected to do so immediately following the Reorganization.  Similarly, the current board of directors and all other service providers to the Meridian Fund are expected to remain in place immediately following the Reorganization.

In the next few weeks, shareholders of record of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board considered in approving the Reorganization will be provided in the proxy statement.  If approved, the Reorganization is anticipated to take effect on or about June 10, 2015.  Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

Please update your records accordingly.

Please retain this Supplement with the Summary Prospectus for reference.